Exhibit 10.11B

AMENDMENT NO. 2 TO THE
CHS INC.
NONEMPLOYEE DIRECTOR RETIREMENT PLAN
CHS Inc., pursuant to the power of amendment reserved to it in Section 7.1 of the CHS Inc. Nonemployee Director Retirement Plan (“Plan”), hereby amends the Plan in the manner set forth below.
Effective for each Director who was serving as an Eligible Director as of August 31, 2011, Amendment No. 1 is clarified by correcting the last sentence in Section 5 of the Plan to read as follows:
The amount of the Eligible Director’s monthly retirement benefit under the Plan shall equal Two Hundred Fifty Dollars ($250) multiplied by the Eligible Director’s Years of Service, subject to a maximum monthly benefit of Three Thousand Seven Hundred Fifty Dollars ($3,750).
Save and except as hereinabove amended, the Amendment No. 1 and the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, CHS Inc. has caused its name to be hereunto subscribed on this 11 day of July, 2012.

CHS INC.

By:	/s/Jerry Hasnedl
Its:	Chairman of the Board